UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2006

_____________________________________________________________________

LEE ENTERPRISES, INCORPORATED

(Exact name of Registrant as specified in its charter)

_____________________________________________________________________

Commission File Number 1-6227

Delaware	42-0823980
(State of Incorporation)	(I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa 52801

(Address of Principal Executive Offices)

(563) 383-2100

Registrant’s telephone number, including area code

_________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 9, 2006, Lee Enterprises, Incorporated (the “Company”) reported its results for the fourth fiscal quarter ended September 30, 2006 and for the year ended September 30, 2006. A copy of the earnings release is furnished as Exhibit 99.1 to this Form 8-K.

To supplement the Company’s consolidated operating results presented in accordance with generally accepted accounting principles or GAAP, the Company is using the following non-GAAP financial measures in the earnings release: adjusted income from continuing operations (and related earnings per share) and operating cash flow. The Company’s explanation for the use of the latter measure is contained in the attached earnings release.

The Company believes its presentation of adjusted income from continuing operations provides meaningful supplemental information to investors and financial analysts with which to evaluate its financial performance by excluding expenses and expenditures related to the acquisition of Pulitzer Inc. that may not be indicative of its core business operating results and, except as noted in the release, are of a substantially non-recurring nature. The Company also believes that both management and investors benefit from referring to this non-GAAP financial measure in assessing the Company’s performance and in forecasting and analyzing future periods.

In addition, to facilitate the understanding of investors and financial analysts with regard to the effect of the removal of discontinued operations from the Company’s revenue and financial results, the Company is furnishing Exhibits 99.2 and 99.3, which restate monthly revenue and quarterly earnings, respectively, for the fiscal year ended September 30, 2006.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date: November 9, 2006	By:	/s/ Carl G. Schmidt
Carl G. Schmidt
Vice President, Chief Financial Officer,
and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Earnings Release – Fourth Quarter Ended September 30, 2006

99.2	Revenue, Restated to Exclude Discontinued Operations – Year Ended September 30, 2006

99.3	Earnings, Restated to Exclude Discontinued Operations – Year Ended September 30, 2006

4